                                                                       Exhibit 1

                                    AGREEMENT

         Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of Common Stock of AMX Corporation.

         This agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         EXECUTED this 10th day of February, 1999.



SUMMIT VENTURES III, L.P.                   SUMMIT PARTNERS SD, L.P.


By:  Summit Partners III, L.P.              By: Stamps, Woodsum & Co. III


By:  Stamps, Woodsum & Co. III                  By:             *
                                                    ---------------------------
                                                    E. Roe Stamps, IV
                                                    General Partner
     By:              *
          ------------------------
            E. Roe Stamps, IV
            General Partner


                                            SUMMIT PARTNERS III, L.P.
SUMMIT INVESTORS II, L.P.

                                            By:  Stamps, Woodsum & Co. III

By:      /s/ John A. Genest                     By:             *
     -----------------------------                    --------------------------
            General Partner                           E. Roe Stamps, IV
                                                      General Partner


SUMMIT SUBORDINATED DEBT                    STAMPS, WOODSUM & CO. III
FUND, L.P.

By:   Summit Partners SD, L.P               By:               *
                                                 -------------------------------
                                                 E. Roe Stamps, IV
By:   Stamps, Woodsum & Co. III                  General Partner

      By:                  *
          ------------------------
          E. Roe Stamps, IV
          General Partner


                              Page 24 of 35 Pages

                                                              *
                                                 -------------------------------
                                                 E. Roe Stamps, IV


                                                              *
                                                 -------------------------------
                                                 Stephen G. Woodsum


                                                              *
                                                 -------------------------------
                                                 Gregory M. Axis


                                                              *
                                                 -------------------------------
                                                 Martin J. Mannion


                                                 /s/ John A. Genest
                                                 -------------------------------
                                                 John A. Genest


                                                              *
                                                 -------------------------------
                                                 Bruce R. Evans


                                                              *
                                                 -------------------------------
                                                 Walter G. Kortschak


                                                              *
                                                 -------------------------------
                                                 Thomas S. Roberts


                                                              *
                                                 -------------------------------
                                                 Joseph F. Trustey

                                                 *By: /s/ John A. Genest
                                                     ---------------------------
                                                     John A. Genest,
                                                     Attorney-in-Fact


* Pursuant to Powers of Attorney on file with the Commission, which Powers of Attorney are incorporated herein by reference. Copies of such Powers of Attorney are attached hereto as Exhibit 2.


                              Page 25 of 35 Pages